SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

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Definitive Proxy Statement.

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Definitive Additional Materials.

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Soliciting Material Pursuant to §240.14a-12.

_____________________________________MARSHALL FUNDS, INC.____________________________________

(Name of Registrant as Specified in its Charter)

______________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement

if other than the Registrant)

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MARSHALL FUNDS, INC.

1000 North Water Street

Milwaukee, WI 53202

July 9, 2004

Dear Shareholder:

I am writing to inform you of the upcoming annual meeting of shareholders of Marshall Funds, Inc. (the “Corporation”) with respect to all of its portfolios (the “Funds”) to be held at 1:00 p.m., Tuesday, July 27, 2004, at the offices of the Corporation at 1000 North Water Street, 13th Floor, Milwaukee, Wisconsin 53202.  At this meeting, you are being asked to vote on the following important proposals:  (1) to elect seven directors, including three new nominees, to the Board of Directors of the Corporation, (2) to ratify the appointment of Ernst & Young LLP as the Funds’ independent auditors and (3) with respect to the shareholders of the Marshall Large-Cap Growth & Income Fund, to amend the Fund’s investment objective.

The Board of Directors of the Corporation has unanimously approved these proposals and recommends that you vote in favor of each proposal.

The enclosed materials provide more information about these proposals.  Please review and consider each of the proposals carefully.  Whether or not you plan to attend the annual meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Funds and for your continuing support.

Sincerely,

John M. Blaser

President

MARSHALL FUNDS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of the following investment portfolios (each, a “Fund” and collectively, the “Funds”) of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), will be held on Tuesday, July 27, 2004 at 1:00 p.m. (Central Time) at the offices of the Corporation at 1000 North Water Street, 13th Floor, Milwaukee, Wisconsin:

Marshall Equity Income Fund

Marshall Large-Cap Growth & Income Fund

Marshall Government Income Fund

Marshall Mid-Cap Growth Fund

Marshall Government Money Market Fund

Marshall Mid-Cap Value Fund

Marshall Intermediate Bond Fund

Marshall Money Market Fund

Marshall Intermediate Tax-Free Fund

Marshall Short-Term Income Fund

Marshall International Stock Fund

Marshall Small-Cap Growth Fund

At the annual meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect seven directors;

2.	To ratify the selection of Ernst & Young LLP as independent auditors for each Fund for its current fiscal year; and

3.	With respect to the shareholders of the Marshall Large-Cap Growth & Income Fund, to amend the Fund’s investment objective;

and to consider and act upon any other business which may properly come before the annual meeting or any adjournments thereof.

Only shareholders of record at the close of business on Wednesday, June 30, 2004, the record date for the annual meeting, shall be entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

___________________________________________________________________________________________________________________

As a shareholder of the Corporation, you are asked to attend the annual meeting either in person or by proxy.  If you are unable to attend the annual meeting in person, we urge you to vote by proxy.  You can do this in one of three ways:  by (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet.  Your prompt voting by proxy will help assure a quorum at the annual meeting and avoid additional expenses to the Funds associated with further solicitation.  Voting by proxy will not prevent you from voting your shares in person at the annual meeting.  You may revoke your proxy before it is exercised at the annual meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

___________________________________________________________________________________________________________________

By Order of the Board of Directors,

Daniel L. Kaminski

Secretary

Milwaukee, Wisconsin

July 9, 2004

MARSHALL FUNDS, INC.

1000 North Water Street

Milwaukee, WI 53202

_______________________________

PROXY STATEMENT

_______________________________

ANNUAL MEETING OF SHAREHOLDERS

July 27, 2004

General.  This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Marshall Funds, Inc. (the “Corporation”) with respect to the 12 investment portfolios of the Corporation (each, a “Fund,” and collectively, the “Funds”).  The Funds are:

Marshall Equity Income Fund

Marshall Large-Cap Growth & Income Fund

Marshall Government Income Fund

Marshall Mid-Cap Growth Fund

Marshall Government Money Market Fund

Marshall Mid-Cap Value Fund

Marshall Intermediate Bond Fund

Marshall Money Market Fund

Marshall Intermediate Tax-Free Fund

Marshall Short-Term Income Fund

Marshall International Stock Fund

Marshall Small-Cap Growth Fund

Each Fund, except Marshall Government Money Market Fund, Marshall Intermediate Tax-Free Fund, Marshall International Stock Fund and Marshall Money Market Fund, consists of Investor Class (“Class Y”) and Advisor Class (“Class A”) shares.  Marshall Government Money Market Fund consists of Class Y and Institutional Class (“Class I”) shares.  Marshall International Stock Fund and Marshall Money Market Fund each consist of three classes of shares:  Class Y, Class A and Class I.  Marshall Intermediate Tax-Free Fund consists of a single class of shares, Class Y.

The annual meeting of shareholders will be held at 1000 North Water Street, 13th Floor, Milwaukee, Wisconsin 53202, on Tuesday, July 27, 2004, at 1:00 p.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of annual meeting of shareholders.  It is expected that the notice of annual meeting of shareholders, this proxy statement and a proxy card will be mailed to shareholders on or about July 9, 2004.

Record Date/Shareholders Entitled to Vote.  If you owned shares of a Fund as of the close of business on the record date, June 30, 2004, then you are entitled to vote at the annual meeting (or any adjournments thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you own on the record date.  However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares.  The following table sets forth the proposals and the shareholders who may vote on them:

Proposals	Shareholders Entitled to Vote

1. To elect seven directors.	All Funds

2. To ratify the selection of Ernst & Young LLP as independent auditors for each Fund for its current fiscal year.	Each Fund

3. To amend the Marshall Large-Cap Growth & Income Fund’s investment objective.	Marshall Large-Cap Growth & Income Fund only

PROPOSAL 1:  ELECTION OF DIRECTORS

Shareholders are being asked to elect seven nominees to constitute the Board of Directors of the Corporation.  The Board of Directors currently consists of five directors and has one vacancy.  Four of the current directors are being submitted for election by the shareholders at the annual meeting.  In addition to the vacancy, Duane Dingmann, a current member of the Board, is retiring following the annual meeting in accordance with the Corporation’s mandatory retirement age of 75.  The directors have also determined to increase the size of the Board to seven members.  Accordingly, three non-incumbent nominees, Kenneth C. Krei, Benjamin H. Cutler and John Lubs, have been nominated to fill the three vacant positions on the Board.  If elected, each director will hold office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders, or until his or her death, resignation, retirement or removal.

If all of the nominees are elected, the Board will consist of five directors who are not considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and  two directors who will be considered “interested persons” of the Funds as defined in the 1940 Act.  Current directors who are not considered to be “interested persons” of the Funds are referred to in this proxy statement as “independent directors.”

At a meeting held on June 22, 2004, the Board of Directors, upon the recommendation of the Nominating Committee of the Board, nominated the director nominees listed in the table below.  All nominees have consented to serve as directors upon their election, but if any of them should decline or be unable to act as a director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.  Mr. Krei and Mr. Cutler were recommended as nominees to the Nominating Committee by employees of M&I Investment Management Corp., the Funds’ investment adviser (the “Adviser”).  Mr. Lubs was recommended as a nominee to the Nominating Committee by an independent director.

Nominees for the Board.  Each nominee for director of the Corporation is listed in the following table, together with information regarding their age at May 31, 2004, address and business experience during the past five years.  Each nominee with an asterisk (*) is deemed to be an “interested” director.

INTERESTED DIRECTOR NOMINEES

Name, Age and Address	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
John M. Blaser* Age: 47 1000 North Water Street Milwaukee, WI 53202	Director and President	1999-2004; since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	12	None
Kenneth C. Krei* Age: 54 770 North Water Street Milwaukee, WI 53202	Director Nominee	N/A	Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003; Director of M&I Brokerage Services, Inc. and M&I Insurance Services, Inc.; Executive Vice President, Investment Advisors at Fifth Third Bancorp from 2001 to 2003; Executive Vice President, Investment and Insurance Services at Old Kent Financial Corporation from 1998 to 2001.	12	None

*Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust.  Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

INDEPENDENT DIRECTOR NOMINEES

Name, Age and Address	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Benjamin M. Cutler Age: 60 6600 E. Bluebird Lane Paradise Valley, AZ 85253	Independent Director Nominee	N/A	Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company) since 2002; President and CEO, Fortis Health (a health insurer) from 1996 to 2003.	12	None
John DeVincentis Age: 70 13821 12th Street Kenosha, WI 53144	Independent Director	1999-2004; since October 1993	Independent financial consultant; retired, formerly Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer) from 1972 to 1993.	12	None
John Lubs Age: 56 1251 First Avenue Chippewa Falls, WI 54729	Independent Director Nominee	N/A	President and Chief Operating Officer, Mason Companies, Inc. (a footwear distributor) since 1990.	12	None
James Mitchell Age: 56 2808 Range Line Circle Mequon, WI 53092	Independent Director	1999-2004; since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company) since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company) since 1992; Group Vice President of Citation Corporation (a general manufacturing company) from 1996 to 1999; Chief Executive Officer of Interstate Forging Industries (a forging company) from 1984 to 1999.	12	None
Barbara J. Pope Age: 56 Suite 2285 115 South La Salle St. Chicago, IL 60603	Independent Director	1999-2004; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996.	12	None

Officers of the Funds.  The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds.  Each officer holds office for one year and until the election and qualification of his or her successor.  The address of each officer is 1000 North Water Street, Milwaukee, Wisconsin 53202.  Certain information concerning the officers of the Funds is in the following table.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John D. Boritzke Age: 47	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1993.
Joseph P. Bree Age: 31	Treasurer	Re-elected by the Board annually; since September 2002

Assistant Vice President and Senior Financial Analyst of the Adviser since February 2001; associate with Barclays Global Investors (a financial service firm) from March 2000 to February 2001; associate with Strong Capital Management, Inc. (an investment adviser) from May 1996 to March 2000.

William A. Frazier Age: 48	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1985.
Daniel L. Kaminski Age: 47	Secretary	Re-elected by the Board annually, since April 2004

Vice President and Chief Financial Officer of the Adviser and M&I Trust since November 2003; Secretary of the Adviser and M&I Trust since February 2004; Vice President, Project Management, M&I Support Services Corp. (operations subsidiary of bank holding company) from January 2002 to December 2003; Vice President, Corporate Finance, Marshall & Ilsley Corporation (a bank holding company) from January 1991 to December 2001.

Responsibilities of the Board.  The business and affairs of the Funds are managed under the direction of the Board, including general oversight and review of investment policies and activities of each Fund.  The Board also elects the officers of the Corporation, who are responsible for supervising and administering each Fund’s day-to-day operations.  The Board held five meetings during the fiscal year ended August 31, 2003.  Each incumbent director attended at least 75% of the Board meetings and the meetings of the Board committees on which the director served during such period.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Corporation’s offices, 1000 North Water Street, Milwaukee, Wisconsin 53202.  Shareholder communications will be sent directly to the applicable Board member(s).  The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Committees of the Board.  The standing committees of the Board are the Nominating Committee and the Audit Committee.  These committees are comprised solely of independent directors.

Nominating Committee.  The members of the Nominating Committee are Mr. Dingmann (chair), Mr. DeVincentis, Mr. Mitchell and Ms. Pope.  The Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board.  It also may set standards or qualifications for directors and periodically reviews the appropriateness of the compensation paid to the independent directors.  The Nominating Committee does not have a written charter, but considers such factors as it deems appropriate when nominating candidates for election to the Board.  These factors may include background and experience, understanding of the mutual fund industry, diversity and willingness to devote adequate time to Board duties.  The Nominating Committee has generally identified nominees based upon suggestions by independent directors, officers of the Adviser and/or officers of M&I Trust.  The Nominating Committee will consider all equally qualified candidates in the same manner.  The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist.  Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.  The Nominating Committee was formed in October 2003 and accordingly did not meet during the fiscal year ended August 31, 2003.

Audit Committee.  The members of the Audit Committee are Mr. DeVincentis (chair), Mr. Dingmann, Mr. Mitchell and Ms. Pope.  The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee retains the independent auditors to audit the financial statements of each Fund; meets with the independent auditors periodically to review the results of the audits and reports their results to the full Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds.  During the fiscal year ended August 31, 2003, the Audit Committee met two times.

Compensation of Directors.  With respect to fiscal 2003, the Corporation paid each independent director an aggregate annual fee of $20,000.  The Corporation does not pay any fees to its interested directors or officers.  Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses.  Effective April 2004, the independent directors’ annual compensation was increased to $24,000.

The following table shows the fees paid to the current directors by the Corporation for the fiscal year ended August  31, 2003.

Name	Aggregate Compensation From each Fund	Pension or Retirement Benefits Accrued as Part of Each Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)
John DeVincentis	*	$0	$0	$20,000
Duane E. Dingmann(2)	*	$0	$0	$20,000
James Mitchell	*	$0	$0	$20,000
Barbara J. Pope	*	$0	$0	$20,000

________________

(1) The Marshall Funds consist of one open-end registered investment company consisting of 12 portfolios.

(2) Mr. Dingmann will retire from the Board following the annual meeting.

* The total annual fees paid to the independent directors are allocated to each of the Funds according to such Fund’s asset size.

Beneficial Ownership of Fund Shares by the Directors.  The following table sets forth the dollar range of shares beneficially owned in each Fund and in all 12 Funds by each current director and director nominees as of May 31, 2004.  The beneficial ownership is stated using the following ranges:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director or Nominee	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in All Funds
John M. Blaser	Equity Income Fund	Over $100,000	over $100,000
Interested Director	Intermediate Bond Fund	$10,001-$50,000
	International Stock Fund	$50,001-$100,000
	Large-Cap Growth & Income Fund	$10,001-$50,000
	Mid-Cap Growth Fund	$10,001-$50,000
	Mid-Cap Value Fund	$10,001-$50,000

Benjamin M. Cutler Independent Director Nominee	N.A.	None	None

John DeVincentis	Mid-Cap Value Fund	$50,001-$100,000	$50,001-$100,000
Independent Director	Money Market Fund	$10,001-$50,000

Duane E. Dingmann	Equity Income Fund	$1-$10,000	$10,001-$50,000
Independent Director	Large-Cap Growth & Income Fund	$1-$10,000
	Mid-Cap Growth Fund	$1-$10,000
	Mid-Cap Value Fund	$1-$10,000

Kenneth C. Krei	Equity Income Fund	$1-$10,000	over $100,000
Interested Director Nominee	Government Income Fund	$1-$10,000
	Intermediate Bond Fund	$1-$10,000
	Intermediate Tax-Free Fund	over $100,000
	International Stock Fund	$1-$10,000
	Mid-Cap Growth Fund	$1-$10,000
	Mid-Cap Value Fund	$1-$10,000
	Money Market Fund	$1-$10,000
	Small-Cap Growth Fund	$1-$10,000

John Lubs Independent Director Nominee	N.A.	None	None

James Mitchell	International Stock Fund	over $100,000	over $100,000
Independent Director	Mid-Cap Value Fund	over $100,000
	Money Market Fund	over $100,000
	Short-Term Income Fund	over $100,000
	Small-Cap Growth Fund	$10,001-$50,000

Barbara J. Pope Independent Director	Large-Cap Growth & Income Fund	$1-$10,000	over $100,000
	Mid-Cap Growth Fund	$1-$10,000
	Mid-Cap Value Fund	$10,001-$50,000
	Money Market Fund	$50,001-$100,000
	Small-Cap Growth Fund	$10,001-$50,000

* Dollar range of shares owned in any Fund that is not identified in this table is “None.”

Required Vote.  Directors are elected by the affirmative vote of a plurality of shares present at the annual meeting, either in person or by proxy, and entitled to vote.  This means that the seven nominees who receive the largest number of votes will be elected as directors.  In the election of directors, votes may be cast in favor or withheld.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors.  The Board  recommends that the shareholders vote FOR each of the nominees.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board of Directors, including a majority of the independent directors, has selected Ernst & Young LLP as independent auditors for each Fund for the fiscal year ending August 31, 2004.  The selection of Ernst & Young LLP as the independent auditors for the Funds for their current fiscal years is being submitted for ratification by the shareholders of each Fund at the Meeting.  In its capacity as independent auditors, Ernst & Young LLP audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns.  Ernst & Young LLP are independent auditors and have advised the Corporation that they have no direct or material indirect financial interest in any Fund.  Representatives of Ernst & Young LLP are not expected to be present at the annual meeting.

Ernst & Young LLP Fees and Services.  Aggregate fees billed to the Corporation for professional services rendered by Ernst & Young LLP during fiscal 2003 and fiscal 2002 were as follows:

Type of Fee	2003	2002
Audit	$145,000	$140,000
Audit-Related	―	―
Tax	$ 27,000	$ 25,000
All Other	―	―

In the above table, “audit” fees are fees billed for professional services for the audit of each Fund’s annual financial statements or for services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory engagement.  “Tax” fees are fees billed for professional services related to tax compliance, tax planning and tax advice.

During the last two fiscal years, there were no non-audit services rendered by Ernst & Young LLP to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Corporation.  All of Ernst & Young LLP’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of Ernst & Young LLP.

Audit Committee Responsibilities Regarding Auditors’ Services.  The Audit Committee is required to pre-approve all audit and non-audit services performed for the Funds by Ernst & Young LLP.  The Audit Committee is also required to pre-approve certain non-audit services performed by the Adviser and certain of the Adviser’s affiliates that provide services directly related to the operations and financial reporting of the Corporation.  In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by Ernst & Young LLP during fiscal 2003.

Required Vote.  Ratification of the selection of Ernst & Young LLP as independent auditors requires that the shares of a Fund cast in favor of ratification exceed the shares voted against the ratification.  Abstentions and broker non-votes will therefore have no effect on the approval of this proposal.

Recommendation of the Board.  The Board of Directors recommends that the shareholders of each Fund vote FOR ratification of the selection of Ernst & Young LLP as the Fund’s independent auditors.

PROPOSAL 3:  AMENDMENT TO THE INVESTMENT OBJECTIVE OF MARSHALL
LARGE-CAP GROWTH & INCOME FUND

(Marshall Large-Cap Growth & Income Fund Only)

The Proposal.  The Board has approved, and recommends that shareholders of Marshall Large-Cap Growth & Income Fund approve, a proposal to change the Fund’s investment objective to “capital appreciation” instead of “capital appreciation and income.”

Background and Reasons for the Proposal.  In seeking to achieve its current investment objective, the Fund invests at least 80% of its assets in common stocks of large-sized companies similar in size to those within the Standard & Poor’s 500 Index (S&P 500).  Since the Fund’s inception in 1992, companies included in the S&P 500 have been less likely to distribute excess cash to shareholders in the form of dividends, and any such payments have been in smaller amounts.  As a result, the relevance of dividends has diminished with respect to the S&P 500 and income has not represented a principal component of the Fund’s total return.  In addition, the Adviser believes that most shareholders purchase the Fund for capital appreciation and not for income.  Therefore, it is proposed that the investment objective of the Fund be “to provide capital appreciation.”  The proposed change in the investment objective will not materially affect the investment process or the manner in which the Fund is managed.  The Fund’s current investment strategies and related risks will not change.

Investment Strategy.  The Fund will continue to invest at least 80% of its assets in common stocks of large-sized companies similar in size to those within the S&P 500.  The Adviser will continue its focus on selecting stocks that have the potential for capital appreciation.  Stocks of companies that provide opportunities for capital appreciation are generally more volatile than stocks of companies that provide dividend income.  It is possible that the Fund’s dividend distributions will be lower in the future if dividend payments by companies in the S&P 500 continue to decrease.

Portfolio Manager.  Mary R. Linehan will continue to serve as the Fund’s portfolio manager if the proposal is approved by shareholders.

Fund Name.  If shareholders approve the change in investment objective, the Fund expects to change its name in the future to better reflect its investment strategy, subject to approval of the Board of Directors.  Shareholders will receive advance notice of the name change.

Required Vote.  Approval of the proposal to change the investment objective of the Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.  For purposes of the vote required to approve the proposal, abstentions and broker non-votes are treated as votes against the proposal.

If shareholders approve this proposal, the change in the Fund’s investment objective will be implemented as soon as practicable after the Meeting.  If, on the other hand, shareholders fail to approve this proposal, the Fund’s investment objective will remain unchanged.  The investment objective will remain a fundamental policy of the Fund which cannot be changed without shareholder approval.

Recommendation of the Board of Directors.  The Board of Directors of the Fund  recommends that shareholders of the Large-Cap Growth & Income Fund vote FOR the proposed change to the Fund’s investment objective.

OTHER MATTERS

The Board knows of no other matters that may come before the annual meeting, other than the proposals as set forth above.  If any other matter properly comes before the annual meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the record date the number of shares that were entitled to vote at the annual meeting was as follows:

Number of Shares

Marshall Equity Income Fund

26,660,831.63

Marshall Government Income Fund

36,452,150.96

Marshall Government Money Market Fund

25,739,215.70

Marshall Intermediate Bond Fund

67,204,547.54

Marshall Intermediate Tax-Free Fund

9,283,830.71

Marshall International Stock Fund

41,801,798.88

Marshall Large-Cap Growth & Income Fund

22,269,780.04

Marshall Mid-Cap Growth Fund

18,397,408.95

Marshall Mid-Cap Value Fund

31,172,956.14

Marshall Money Market Fund

3,282,655,183.79

Marshall Short-Term Income Fund

16,969,893.94

Marshall Small-Cap Growth Fund

10,651,639.57

Total Shares Entitled to Vote

3,589,259,237.85

Share Ownership Information.  As of May 31, 2004, the officers and directors of the Corporation, as a group, owned less than 1% of each Fund’s outstanding shares.  Unless otherwise noted below, as of May 31, 2004, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of a Fund’s outstanding shares.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
Equity Income Fund	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	12,666,778.90	48.36%

	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	12,262,719.96	46.82%

Government Income Fund	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	16,802,197.62	47.28%

	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	13,299,589.26	37.42%

Government Money Market Fund	Maril & Co.* Attn. ACM Department-TR14 1000 N. Water Street Milwaukee, WI 53202-6648	Class Y	5,000,000.00	15.39%

	M&I Portfolio Services Inc. Patrick C. Dorn TTEE William A. Uelman TTEE 3993 Howard Hughes Pkwy. Ste. 100 Las Vegas, NV 89109	Class Y	2,500,542.56	7.70%

	Maril & Co.* Attn. ACM Department-TR14 1000 N. Water Street Milwaukee, WI 53202-6648	Class I	24,989,354.67	76.91%

Intermediate Bond Fund	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	35,332,643.26	53.10%

	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	29,102,969.09	43.74%

Intermediate Tax-Free Fund	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	8,059,003.64	86.43%

	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	771,495.27	8.27%

International Stock Fund	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	9,234,883.74	47.24%

	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	8,982,573.28	45.95%

	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class I	12,516,559.75	58.10%

	Wells Fargo Bank N.A. FBO DMBA Thrift Plan Attn. Mutual Funds P.O. Box 1533 Minneapolis, MN 55480-1533	Class I	3,684,375.18	17.10%

	The Northern Trust As TTEE FBO Intermountain Health Care 401(k) Savings Plus Plan Ret. Plan P.O. Box 92994 Chicago, IL 60675-2994	Class I	1,613,602.30	7.49%

	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class A	35,459.57	8.62%

Large-Cap Growth & Income Fund	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	11,580,108.19	53.33%

	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	7,114,069.91	32.76%

Mid-Cap Growth Fund	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	13,751,172.54	69.67%

	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	4,899,410.21	24.82%

Mid-Cap Value Fund	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	18,829,880.51	63.27%

	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	7,277,445.02	24.45%

Money Market Fund	Maril & Co.* Attn. ACM Department-TR14 1000 N. Water Street Milwaukee, WI 53202-6648	Class Y	1,562,193,158.91	76.15%

	M&I SCC Milwaukee Attn. Mary Smith c/o M&I Support Services Corp. P.O. Box 1119 Appleton, WI 54912-1119	Class Y	118,897,220.37	5.80%

	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	106,076,040.28	5.17%

	Maril & Co.* Attn. ACM Department-TR14 1000 N. Water Street Milwaukee, WI 53202-6648	Class I	714,666,989.05	66.25%

	Aurora Health Care Inc. Attn. Jeryd Anthony P.O. Box 343910 Milwaukee, WI 53234-3910	Class I	76,500,187.64	7.09%

	M&I Marshall & Ilsley Bank-SSC Attn. Mary Smith c/o M&I Support Services P.O. Box 1119 Appleton, WI 54912-1119	Class I	70,823,749.29	6.57%

	WABANC & Co. c/o M&I Trust Company N.A. Attn. ACM TR14 1000 N. Water Street Milwaukee, WI 53202-6648	Class I	54,424,831.06	5.05%

	Omnibus Sweep Taxable* M&I Banks c/o BSS AP Mary Smith P.O. Box 1119 Appleton, WI 54912-1119	Class A	6,842,684.33	7.81%

Short-Term Income Fund	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	9,681,703.35	56.77%

	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	5,397,180.88	31.65%

	Emma Mae Wiseley TTEE Emma Mae Wiseley Trust U/A DTD 09/18/1997 101 S. Yucca Street Unit 264 Chandler, AZ 85224-8168	Class A	22,458.18	7.27%

	Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052	Class A	21,706.67	7.02%

Small-Cap Growth Fund	Mitra & Co.* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	5,858,236.07	55.35%

	Vallee* Marshall & Ilsley Trust Operations P.O. Box 2977 Milwaukee, WI 53201-2977	Class Y	3,742,456.90	35.36%

* The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Proxies.  Whether you expect to be personally present at the annual meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the election of each director nominee and FOR each other proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the annual meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the annual meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the annual meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the annual meeting and any adjournments thereof.  Attendance by a shareholder at the annual meeting does not, in itself, revoke a proxy.

Quorum.  A quorum for the annual meeting occurs if one-third of the shares of common stock of a Fund or the Corporation, as applicable, entitled to vote at the meeting are present in person or by proxy.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as shares present for purposes of determining the quorum.  Abstentions and broker non-votes will not, however, be counted as voting on any proposal as to which the abstention or broker non-vote applies.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  A shareholder vote may be taken for a proposal in this proxy statement prior to any adjournment if sufficient votes have been received for approval.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Adviser, M&I Trust (the Funds’ administrator and custodian) or Boston Financial Data Services, Inc. (the Funds’ transfer agent) who will not be paid for these services.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.  The Corporation will bear the costs of the annual meeting, including legal costs and the costs of the solicitation of proxies, if any.  Printing and mailing costs will be allocated to each of the Funds based on the number of accounts for which the printing and mailing is done with respect to each Fund.  Other costs of the annual meeting will be allocated to each of the Funds according to such Fund’s asset size.  The Corporation will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Corporation.

Copies of the Funds’ most recent annual and semi-annual reports are available without charge upon request to the Funds at 1000 North Water Street, Milwaukee, WI 53202, on the Funds’ website at www.marshallfunds.com, or by calling Marshall Funds Investor Services, toll-free, at 1-800-580-FUND.

SERVICE PROVIDERS

M&I Investment Management Corp., 1000 North Water Street, Milwaukee, Wisconsin 53202, serves as investment adviser to each Fund.  Marshall & Ilsley Trust, 1000 North Water Street, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as custodian, shareholder services agent, sub-transfer agent and administrator to the Funds.  BPI Global Asset Management LLP, 1900 Summit Tower Boulevard, Orlando, Florida 32810, serves as sub-adviser to the Marshall International Stock Fund.  The sub-administrator, dividend-disbursing agent and portfolio accounting services agent to the Funds is Federated Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.  Edgewood Services, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, serves as distributor to the Funds.  The Funds’ transfer agent is Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts 02171.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s Articles of Incorporation and By-Laws.  By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Daniel L. Kaminski

Secretary

Milwaukee, Wisconsin

July 9, 2004

MARSHALL FUNDS, INC.

[FUND NAME]

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the above-referenced fund of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Daniel L. Kaminski, or either of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 1000 North Water Street, 13th Floor, Milwaukee, WI 53202 on July 27, 2004, at 1:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” all other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

DATE:  _______________________________________________, 2004

NOTE:  Please sign exactly as your name appears on the records of the Corporation and date.  If joint owners, each holder should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

___________________________________________________________

Signature(s)

(Title(s), if applicable)

___________________________________________________________________________________________________________________

Please indicate by filling in the appropriate boxes below.

1.

To elect the new Board of Directors consisting of the following:

(1) John M. Blaser (2) Benjamin M. Cutler (3) John DeVincentis (4) Kenneth C. Krei	(5) John A. Lubs (6) James Mitchell (7) Barbara J. Pope	☐	FOR all nominees listed (except as marked to the contrary at left).	☐	WITHHOLD AUTHORITY to vote for all nominees listed at left

________________________________________________________________

(Instructions:  To withhold authority to vote for any indicated nominee, write the number(s) on the line above.)

FOR

AGAINST

ABSTAIN

2.

To ratify the selection of Ernst & Young LLP as the independent auditors.

☐

☐

☐

3.

To amend the Fund’s investment objective.

☐

☐

☐

LARGE-CAP GROWTH & INCOME FUND

4.

To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

WE NEED YOUR VOTE BEFORE JULY 27, 2004

___________________________________________________________________________________________________________________

Your vote is important.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways: by (1) completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope, (2) calling a toll-free telephone number at 1-800-690-6903 or (3) voting on a web site at www.proxyweb.com.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number noted herein.

___________________________________________________________________________________________________________________